                                                              Exhibit 24(b)(16)


THE KENT FUNDS


TOTAL RETURN
INSTITUTIONAL SHARES
THE GOVERNMENT MONEY MARKET FUND

AGGREGATE TOTAL RETURN
-------------------------------

T = (ERV/P) - 1

WHERE:              T =        TOTAL RETURN

                    ERV =      REDEEMABLE VALUE AT THE END
                               OF THE PERIOD OF A HYPOTHETICAL
                               $1,000 INVESTMENT MADE AT THE
                               BEGINNING OF THE PERIOD.

                    P =        A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:                (       06/02/97 TO   06/30/97 ):
                               (    1,004.2 /1,000) - 1 =             0.42%

THE KENT FUNDS


TOTAL RETURN
INVESTMENT SHARES
THE GOVERNMENT MONEY MARKET FUND

AGGREGATE TOTAL RETURN
-------------------------------------------------

T = (ERV/P) - 1

WHERE:              T =         TOTAL RETURN

                    ERV =       REDEEMABLE VALUE AT THE END
                                OF THE PERIOD OF A HYPOTHETICAL
                                $1,000 INVESTMENT MADE AT THE
                                BEGINNING OF THE PERIOD.

                    P =         A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:                 (    06/02/97 TO    06/30/97 ):
                                (    1,004.1 /1,000) - 1 =              0.41%

THE KENT FUNDS


YIELD COMPUTATION SCHEDULE
GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL


                                                         7 DAY YIELD CALCULATION
                                                         -----------------------
  Base period                                                       7 Days
  Beginning Account Balance - 1 share at $1.00                      1.000000000
                                                                    -----------
  Dividend Declaration
     June         1
     June         2
     June         3
     June         4
     June         5
     June         6
     June         7
     June         8
     June         9
     June        10
     June        11
     June        12
     June        13
     June        14
     June        15
     June        16
     June        17
     June        18
     June        19
     June        20
     June        21
     June        22
     June        23
     June        24                                                 0.000145540
     June        25                                                 0.000145430
     June        26                                                 0.000145650
     June        27                                                 0.000145770
     June        28                                                 0.000145770
     June        29                                                 0.000145770
     June        30                                                 0.000147060

  Less: Deductions from Shareholders Accounts                       0.000000000
                                                                    -----------
  Base period return                                                0.001020990
                                                                    -----------
  Ending Account Balance                                            1.001020990
  Less: Beginning Account Balance                                   1.000000000
                                                                    -----------
  Difference                                                        0.001020990
  Base Period Return
       (Difference/Beginning Account Balance)                       0.001020990

  Yield Quotation
       (Base Period Return * 365/Base Period)                             5.32%
  Effective Yield Quotation
       [(Base Period Return + 1)(SYMBOL: SUPERIOR CAROT)365/Base Period]-1 5.47%


   The quotations were computed based on the seven days ending June 30, 1997.

THE KENT FUNDS


GOVERNMENT MONEY MARKET FUND - INVESTMENT


                                                         7 DAY YIELD CALCULATION
  Base period                                                       7 Days
  Beginning Account Balance - 1 share at $1.00                      1.000000000
                                                                    -----------
  Dividend Declaration
     June         1
     June         2
     June         3
     June         4
     June         5
     June         6
     June         7
     June         8
     June         9
     June        10
     June        11
     June        12
     June        13
     June        14
     June        15
     June        16
     June        17
     June        18
     June        19
     June        20
     June        21
     June        22
     June        23
     June        24                                                 0.000139980
     June        25                                                 0.000139980
     June        26                                                 0.000139980
     June        27                                                 0.000139980
     June        28                                                 0.000139980
     June        29                                                 0.000139980
     June        30                                                 0.000139980

  Less: Deductions from Shareholders Accounts                       0.000000000
                                                                    -----------
  Base period return                                                0.000979860
                                                                    -----------
  Ending Account Balance                                            1.000979860
  Less: Beginning Account Balance                                   1.000000000
                                                                    -----------
  Difference                                                        0.000979860
  Base Period Return
       (Difference/Beginning Account Balance)                       0.000979860

  Yield Quotation
       (Base Period Return * 365/Base Period)                              5.11%
  Effective Yield Quotation
       [(Base Period Return + 1)(SYMBOL: SUPERIOR CAROT)365/Base Period]-1 5.24%



The quotations were computed based on the seven days ending June 30, 1997.